EXHIBIT 10.42

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


                                   Certificate


      I, James J. Kelley, hereby certify that I am the duly elected and qualified Human Resources Director of Crestar Financial Corporation and Crestar Bank. I further certify that the amendment to the Crestar Financial Corporation Executive Severance Plan attached to this Certificate as Exhibit I was implemented by me this date, pursuant to actions taken by the Board of Directors on October 23, 1998, and by the Board's Human Resources and Compensation Committee on October 22, 1998, which actions remain in full force and effect as of this date.

Dated:  December 30, 1998           ___________________________________
                                    James J. Kelley

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                         CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK

     RESOLVED, That pursuant to actions of the Human Resources and Compensation Committee on October 22, 1998 and to actions of the Board of Directors of Crestar Financial Corporation and Crestar Bank on October 23, 1998, which provided that Crestar Bank should be sponsor of the plans funded through the Crestar Bank Supplemental Executive Retirement Plans Trust and Crestar Bank accepted such sponsorship, the Crestar Financial Corporation Supplemental Executive Retirement Plan and the Crestar Financial Corporation Excess Benefit Plan are amended to provide that Crestar Bank is the sponsor under such Plans, effective as of December 29, 1998.


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                          CRESTAR FINANCIAL CORPORATION



                                   CERTIFICATE



             CRESTAR FINANCIAL CORPORATION 1993 STOCK INCENTIVE PLAN

              CRESTAR FINANCIAL CORPORATION SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

        I, James J. Kelley, hereby certify that I am the duly appointed and qualified Human Resources Director of Crestar Financial Corporation, and that the amendments to the Crestar Financial Corporation 1993 Stock Incentive Plan and the Crestar Financial Corporation Supplemental Executive Retirement Plan as forth in Exhibits I and II, respectively, and attached hereto were implemented by me this date pursuant to actions of the Board of Directors taken on December 19, 1997, which actions remain in full force and effect as of the date of this certificate.







Dated: ___________________          _________________________________
                                            James J. Kelley
                                        Human Resources Director



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                                   EXHIBIT II


RESOLUTIONS AMENDING THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

RESOLVED, that Section 1.01 of the Crestar Financial Corporation Supplemental Executive Retirement Plan (the "Plan") is amended to read as follows:

            ACCOUNTING FIRM means the public accounting firm retained as the Corporation's independent auditor as of the date immediately prior to the Change in Control. If, however, such firm declines or is unable to undertake the determinations assigned to it under this Plan, then "Accounting Firm" shall mean such other independent accounting firm agreed upon by the Corporation and the Participant. The two preceding sentences to the contrary notwithstanding, if the public accounting firm retained as the Corporation's independent auditor as of the date immediately prior to the Change in Control is serving as an accountant or auditor of the individual, group or entity effecting the Change in Control, the Participant shall be entitled to appoint another nationally recognized public accounting firm to make the determinations required under this Plan (in which case such accounting firm shall then be referred to as the "Accounting Firm").

RESOLVED FURTHER, that the penultimate sentence of Section 8.01(d) of the Plan is amended by adding the following language at the end thereof:

            and thereafter by reducing Parachute Payments payable under other plans and agreements (with the reductions first coming from cash benefits and then from noncash benefits).

RESOLVED FURTHER, that Section 8.01 of the Plan is amended by adding subsection
(g) to read as follows:

            (g) This Section 8.01 shall not apply to a Participant who has entered into an agreement with the Corporation or an Affiliate that includes an indemnity by the Corporation or an Affiliate for any liability that the Participant may incur under Code section 4999 or any liability that the Participant may incur on account of such indemnification payment.